   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 11, 1996.

                                                      REGISTRATION NO. 333-
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                                 SKYMALL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              NEVADA                              5961                            86-0651100
   (State or other Jurisdiction       (Primary Standard Industrial             (I.R.S. Employer
 of Incorporation or Organization)     Classification Code Number)            Identification No.)

                             1520 EAST PIMA STREET
                             PHOENIX, ARIZONA 85034
                                 (602) 254-9777
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                            ------------------------

                               ROBERT M. WORSLEY
                                   PRESIDENT
                                 SKYMALL, INC.
                             1520 EAST PIMA STREET
                             PHOENIX, ARIZONA 85034
                                 (602) 254-9777
(Name, address, including zip code, and telephone number, including zip code, of agent for service)

                            ------------------------

                                   Copies to:

            CHRISTOPHER D. JOHNSON, ESQ.                           RUBI FINKELSTEIN, ESQ.
          SQUIRE, SANDERS & DEMPSEY L.L.P.                   ORRICK, HERRINGTON & SUTCLIFFE LLP
              40 NORTH CENTRAL AVENUE                                 666 FIFTH AVENUE
               PHOENIX, ARIZONA 85004                             NEW YORK, NEW YORK 10103
                   (602) 528-4000                                      (212) 506-5000

                            ------------------------

                  APPROXIMATE DATE OF PROPOSED SALE TO PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

                            ------------------------

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] No. 333-14539

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
----------

     If the delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

======================================================================================================================
                                                                                         MAXIMUM
                                                                        MAXIMUM         AGGREGATE
                   TITLE OF EACH                     AMOUNT TO BE   OFFERING PRICE      OFFERING         AMOUNT OF
        CLASS OF SECURITIES TO BE REGISTERED          REGISTERED     PER SECURITY         PRICE      REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------
Common Stock ($.001 par value)......................     24,000          $8.00          $192,000            $59
======================================================================================================================


                            ------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
===============================================================================

PART I

     Sky Mall, Inc. (the "Company") previously filed with the Securities and Exchange Commission a Registration Statement on Form S-1 on October 21, 1996, as amended by Amendment No. 1, filed November 7, 1996, Amendment No. 2 filed November 26, 1996, Amendment No. 3, filed December 4, 1996, and Amendment No. 4, filed December 9, 1996 (collectively, the "Form S-1") (SEC File No. 333-14539), relating to the offering by the Company of up to 2,000,000 shares of the Company's Common Stock, par value $.001 per share (2,300,000 if the overallotment option is exercised in full). The contents of the Form S-1, including the Rule 424(b) Prospectus filed thereunder, are incorporated herein by reference.

PART II

ITEM 16. EXHIBITS

EXHIBIT NUMBER     DESCRIPTION OF EXHIBIT
--------------     ----------------------
      5            Opinion re: legality of the securities being registered

      23.1         Consent of Accountants

      23.2         Consent of Counsel (see Exhibit 5)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-1 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona, on December 11, 1996.

                                       Sky Mall, Inc.

                                  By: /s/ Robert M. Worsley
                                      -----------------------------------------
                                          Robert M. Worsley
                                          Chairman of the Board and
                                          Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

        Name and Signature                            Title                            Date
----------------------------------         ----------------------------            -------------
/s/ Robert M. Worsley                      Chief Executive Officer and             December 11, 1996
----------------------------------         Director
    Robert M. Worsley                      (Principal executive officer)


/s/ David A. Wirthlin                      Vice President and Chief                December 11, 1996
----------------------------------         Financial Officer
    David A. Wirthlin                      (Principal financial and
                                           accounting officer)
